Exhibit 10.27

CORMEDIX INC.

2013 Stock Incentive Plan

1.            Purpose. This 2013 Stock Incentive Plan (the “Plan”) has been adopted by the Board of Directors (the “Board”) of CorMedix Inc. (the “Company”), and is effective, subject to the approval of the Company’s stockholders. The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive long-term incentives which are tied to stockholder value. The Plan seeks to balance the interest of Plan participants and stockholders by providing incentives in the form of stock options, restricted stock, performance awards, and stock appreciation rights, as well as other stock-based awards relating to the Company’s common stock, $0.001 par value (“Common Stock”), to be granted under the Plan and consistent with the terms of the Plan (“Awards”).

2.            Administration.

2.1.          The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Board. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete authority to determine all provisions of all Awards, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions on matters relating to the Plan shall be final and conclusive on the Company and the Participants (as defined below). No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Awards in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Award adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Award, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Award for purposes of the Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Board.

2.2.          Subject to any applicable requirements of Code Section 409A, to the extent that an Award would otherwise be subject to Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. The maximum term for any Award shall not exceed ten years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any affiliate thereof, no such Incentive Stock Option shall be exercisable more than five years after the date such incentive stock option is granted.

3.           Eligible Participants. Employees of the Company or its subsidiaries (including officers and other employees of the Company or its subsidiaries), directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) (“Participants”) shall become eligible to receive Awards under the Plan when designated by the Committee, provided, however, that Awards of Incentive Stock Options (as defined below) may only be awarded to employees of the Company or its subsidiaries. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and authority to designate Participants who are not officers and to set or modify such targets may be delegated to the Company’s executive management.

4.           Types of Awards. Awards under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and Non-Qualified Stock Options (Section 6); (b) restricted stock (Section 7); (c) performance awards (Section 8); and (d) other awards (Section 8). Incentive Stock Options may only be granted to employees of the Company. The terms of an Award may be evidenced by an agreement entered into by and between the Company and a Participant at the time the Award is granted (which may include an employment agreement or consulting agreement by and between the Company and the Participant) (the “Award Agreement”). In the event of any inconsistency between the terms of the Award Agreement and the Plan, the terms of the Plan shall govern. In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement shall govern.

5.            Shares Subject to the Plan.

5.1.          Number of Shares. Subject to adjustment as provided in Section 10.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 5,000,000 shares of Common Stock. Of such aggregate number of shares of Common Stock that may be issued under the Plan, the maximum number of shares that may be issued as Incentive Stock Options under Section 422 of the Code is 5,000,000. Any shares of Common Stock available for issuance as Incentive Stock Options may be alternatively issued as other types of Awards under the Plan. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted awards covering more than 500,000 shares of Common Stock during any calendar year.

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5.2.          Cancellation. Except as otherwise required by Section 162(m) of the Code, in the event that a stock option granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options or otherwise. In the event that shares of Common Stock are issued as restricted stock or as part of another Award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock or otherwise.

6.            Stock Options. The Committee shall determine for each option the number of shares of Common Stock for which the option is granted, whether the option is to be treated as an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code (an “Incentive Stock Option”), or as an option not intended to qualify as an Incentive Stock Option (a “Non-Qualified Stock Option”), and all other terms and conditions of the option not inconsistent with the Plan. Options granted, pursuant to the Plan shall comply with and be subject to the following terms and conditions.

6.1.          Option Price. The exercise price for each option shall be established in the sole discretion of the Committee, provided it shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, and provided further, that the exercise price per share of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner”), shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, an option may be granted by the Committee in its discretion with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable. Nothing hereinabove shall require that any such assumption or modification will result in the option having the same characteristics, attributes or tax treatment as the option for which it is substituted.

6.2.          Exercise Period of Options. The Committee shall have the power to set the time or times within which each option shall be exercisable, or the event or events upon the occurrence of which all or a portion of each option shall be exercisable, and the term of each option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten years after the date such Incentive Stock Option is granted, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted. Unless otherwise specifically provided in an Award Agreement, an option shall terminate and cease to be exercisable no later than ninety (90) days after the date on which the Participant’s employment with or service to the Company or a subsidiary terminates.

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6.3.          Payment of Option Price. Payment of the exercise price for the number of shares being purchased pursuant to any option shall be made in any manner permitted by the Committee, including, but not limited to: (a) in cash, (b) by check or cash equivalent, (c) with the consent of the Committee, by delivery or attestation of ownership of a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as necessary to prevent an accounting charge) with a Fair Market Value (as defined below) equal to the exercise price and/or any related withholding tax obligations, (d) with the consent of the Committee, by delivery of a stock power and instructions to a broker to sell a sufficient number of shares of Common Stock subject to the option to pay such exercise price, (e) with the consent of the Committee, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Common Stock equal to (i) the number of shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share (on such date as determined by the Committee) less the exercise price per share, and the denominator of which is the Fair Market Value per share of Common Stock, (f) such other consideration as the Committee determines is consistent with the Plan and applicable law, or (g) with the consent of the Committee, any combination of the foregoing methods. Any shares of Common Stock used to exercise options (including shares withheld upon the exercise of an option to pay the exercise price of the option) shall be valued at their Fair Market Value. If the Committee, in its discretion, permits the consideration to be paid through a broker-dealer sale and remittance procedure, the Committee may require the Participant (1) to provide irrevocable written instructions to a Company designated brokerage firm to effect the immediate sale of a sufficient number of the purchased shares to pay the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option exercise price payable for the purchased shares and/or all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase, (2) to provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction, and (3) to provide irrevocable instructions to the brokerage firm to remit such sale proceeds to the Company.

6.4.          $100,000 Limitation. The aggregate Fair Market Value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year (under the Plan or under any other plan of the Company) by any Participant shall not exceed $100,000 or such other limitation imposed under Section 422 of the Code. If such limitation would be exceeded with respect to a Participant for a calendar year, the Incentive Stock Option shall be deemed a Non-Qualified Stock Option to the extent of such excess.

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7.            Restricted Stock.

8.1.          Awards of Restricted Stock. Restricted shares of Common Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve, including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such shares of Common Stock during the Restricted Period (as defined below) and the requirement that the Participant forfeit such shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy within the Restricted Period the requirements set forth in the Award Agreement. Restricted stock may be granted alone or in addition to other Awards under the Plan. The grant of any restricted stock by the Company shall be evidenced by an Award Agreement.

8.2.         Restricted Period. The Committee shall establish the “Restricted Period” with respect to each award of restricted stock. The Committee may, in its sole discretion, at the time an award of restricted stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction prior to the expiration of the Restricted Period of the requirements set forth in the Award Agreement. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock.

Except as otherwise provided in an Award Agreement, a Participant shall cease vesting in all or any portion of a restricted stock award as of the date his employment with or service to the Company or a subsidiary terminates, for whatever reason, and any shares of restricted stock that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, provide that a Participant whose employment with or service to the Company terminates for any reason (including as a result of death or disability) and/or following a Change in Control (as defined below), may vest in all or any portion of his restricted stock award. Any restricted stock award not so vested shall be forfeited.

8.3.         Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement or except as otherwise provided in the Plan, the Participant shall be the owner of the restricted stock and shall have all the rights of a stockholder, including the right to receive dividends paid on such restricted stock and the right to vote such restricted stock.

8.4.          Delivery of Restricted Stock. Restricted stock awarded to a Participant under the Plan may be held under the Participant’s name in a book entry account maintained by the Company or, if not so held, stock certificates for restricted stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof. Subject to Section 10.4 below, a Participant shall be entitled to delivery of stock certificates only when he or she becomes vested in accordance with the terms of his or her restricted stock award.

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8.            Performance Awards and Other Awards.

8.1.          Performance Awards. The Committee is authorized, in its sole discretion, to grant performance awards to Participants on the following terms and conditions.

(a)          Awards and Conditions. A performance award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the performance award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, or the Company as a whole, over such a performance period as the Committee may designate. The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. “EBITDA” means earnings before interest, taxes, depreciation and amortization. A performance goal need not be based on an increase or positive result.

(b)          Other Terms. A performance award shall be denominated in shares of Common Stock and may be payable in cash, shares of Common Stock, other Awards, or any combination thereof, and shall have such other terms as shall be determined by the Committee.

(c)          Performance-Based Awards. Performance awards, as well as restricted stock with performance-based vesting provisions, and certain other Awards subject to performance criteria, are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.

The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of performance criteria, or otherwise at the discretion of the Committee, as may be provided in the Award Agreement.

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8.2.          Stock Appreciation Rights. The Committee is authorized, in its sole discretion, to grant stock appreciation rights to Participants on the following terms and conditions:

(a)          Right to Payment. A stock appreciation right shall confer on the Participant to whom it is granted a right to receive payment in cash or shares of Common Stock (at the discretion of the Committee), upon exercise of a stock appreciation right, in an amount equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, in other than one related to an Incentive Stock Option, the Fair Market Value of one share of Common Stock at any time during a specified period before or after the date of exercise or a Change in Control) over (ii) the grant price of the stock appreciation right as determined by the Committee as of the date of grant of the stock appreciation right. If permitted by the Committee, the number of shares of Common Stock issuable upon the exercise of a stock appreciation right shall be determined by dividing (A) the number of shares of Common Stock as to which the stock appreciation right is being exercised, multiplied by the amount by which the Fair Market Value of the shares on the exercise date exceeds the grant or exercise price of such stock appreciation right, by (B) the Fair Market Value of the Common Stock on the exercise date.

(b)          Other Terms. The Committee shall determine the time or times at which a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which shares (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any stock appreciation right. The grant or exercise price of a stock appreciation right shall be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant. Such stock appreciation right shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

(c)          Bonus and Other Stock-Based Awards. The Committee is authorized, in its sole discretion, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights, and Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of the Company. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, or other property, as the Committee shall determine.

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9.            Change in Control.

9.1.         Definition. For purposes of this Section 9, a “Change in Control” means, except as otherwise provided in any Award Agreement of a Participant:

(a)          the merger or consolidation of the Company into another entity unless the stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(b)          the sale, transfer or other disposition of all or substantially all of the assets of the Company other than to a person that directly or indirectly controls, is controlled by or is under common control with the Company prior to such disposition;

(c)          the liquidation or dissolution of the Company other than in connection with the merger or consolidation of the Company with and into another entity if stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(d)          the acquisition, directly or indirectly, by any person or related group of persons (other than the Company, a person that directly or indirectly controls or is controlled by or is under common control with the Company) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(e)          a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the members of the Board cease, by reason of one or more contested elections of Board membership, to be comprised of individuals who have been nominated for election as Board members by a majority of the Board members immediately preceding such election.

9.2.         Effect of Change in Control Transactions.

(a)          Upon the occurrence of a Change in Control, except to the extent otherwise provided in a particular Participant’s Award Agreement, all Awards shall become fully vested and, with respect to any Award that is an option or stock appreciation right, exercisable in full. Each Participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the Change in Control (and conditioned upon the consummation of the Change in Control) so he or she can participate in the transaction if he or she desires.

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(b)          If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any Participant affected thereby, may determine that (i) some or all Participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and (ii) any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control. If the Committee makes a determination as set forth in subparagraph (i) above, then as of the effective date of any such Change in Control of the Company such options will terminate as to such shares and the Participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) above, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

10.          General.

10.1.       Effective Date. The Plan will become effective upon its approval by the Board, except that the Plan will automatically terminate if it is not approved by the Company’s stockholders within one year of its approval by the Board.

10.2.       Term. No Awards may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Board.

10.3.       Non-transferability of Awards. Except, in the event of the Participant’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Award Agreement, unless approved by the Committee, no stock option, restricted stock, performance award or other Award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant’s lifetime, an Award may be exercised only by him or her or by his or her guardian or legal representative.

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10.4.          Additional Conditions. Notwithstanding anything in the Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Award or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Award, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions. The Committee may restrict the rights of Participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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10.5.       Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or capitalization of the Company, the exercise price of an outstanding Award and the number of shares of Common Stock then subject to the Plan, and the maximum number of shares with respect to which Awards may be granted in any year, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the Participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Award, and the shares of Common Stock issuable pursuant to any Award shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

10.6.       Incentive Plans and Agreements. The terms of each Award shall be stated in a plan or Award Agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Qualified Stock Options.

10.7.       Withholding.

(a)          The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Award, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option, the Participant, with the prior consent of the Committee, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.

(b)          If the option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the date of grant, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.

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10.8.          No Continued Employment, Engagement or Right to Corporate Assets. No Participant under the Plan shall have any right, because of his or her participation in the Plan, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.9.          Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 or Section 162(m) of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body. Except as provided in Section 10.17, no termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant or his or her beneficiary; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under the Plan.

10.10.         Definition of Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at a specified date means, so long as the Common Stock is traded on a nationally recognized securities exchange or automated dealer quotation system, the closing price of the Common Stock on that day. If the Common Stock is not traded on such an exchange or system and is traded solely on the over-the-counter market, the Fair Market Value shall be the average of the closing bid and asked prices for that day. If the Common Stock is not publically traded, then Fair Market Value shall mean the value assigned to a share for a given day by the Committee in good faith in the exercise of its reasonable discretion and in a manner consistent with Code Section 409A.

10.11.         Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such Participant’s employment with or service to the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant, whether or not vested, without notice of any kind. To the extent that any Participant has been paid in cash, the Company may seek to recover such payment.

10.12.         Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of New York, notwithstanding the conflicts of laws principles of any jurisdictions.

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10.13.         Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

10.14.         Intentionally Omitted.

10.15.         Nature of Payments. Awards shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

10.16.         Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

10.17.         Rule 409A. It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued or amended after the effective date of the Plan.

10.18.         Electronic Delivery. The Committee may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means. Each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Participant’s term of employment or service with the Company or any subsidiary and thereafter until withdrawn in writing by Participant.

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10.19.         Data Privacy. The Committee may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. Each Participant acknowledges that the Company may hold certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Award.

10.20.         Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

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